Exhibit 31.1
CERTIFICATION PURSUANT TO
RULES 13a‑14(a) AND 15d‑14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mathew Ishbia, certify that:
1.I have reviewed this Annual Report on Form 10‑K/A of UWM Holdings Corporation; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: February 27, 2025	By:	/s/ Mathew Ishbia
Mathew Ishbia
Chairman, President and Chief Executive Officer
(Principal Executive Officer)